OFFICE BUILDING LEASE

                               324 South 400 West
                                   (PROPERTY)

1. PARTIES, This Lease, dated, for reference purposes only, February 18, 1999, is made by and between Fourth West Associates, L.C., a Utah Limited Liability Company (herein called "Landlord") and Commercial Concepts, Inc. (herein called "Tenant").

2. PREMISES AND PREPARATION.

         (a) Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached and by this reference made a part hereof, said Premises being agreed, for the purpose of this Lease, to have a net rentable area of approximately 2,772 square feet (2,359 net useable) and being situated on the Main Floor floor of that certain Building known as 324 South 400 West Suite B (herein referred to as the "Building" or the "Project"). Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

         (b) The respective obligations of Landlord and Tenant to perform the work and supply the necessary materials and labor to prepare the Premises for occupancy are described in detail on Exhibit "B." Landlord and Tenant shall expend all funds and do all acts required of them as described on Exhibit " B" and shall perform or have such work performed promptly and Diligently in a first-class and workmanlike manner.

         (c) Except as set forth on Exhibit "B" as being work to be performed by Tenant, Landlord shall, at its own cost and expense, complete the construction of the Building, if not completed, and complete the work set forth on Exhibit "B" identified as the work to be performed by Landlord, which work shall be performed by Landlord as soon as reasonably possible. Notwithstanding anything to the contrary contained in this Article 2, unless otherwise agreed in writing by Landlord, upon occupancy of the Premises by Tenant, all of the obligations of Landlord set forth in Exhibit "B" shall be deemed to be satisfactorily completed.

3. TERM. The term of this Lease shall be for five (5) years, together with the partial calendar month during which the commencement date occurs, commencing on the lst day of March, 1999, and ending on the 29th day of February, 2004.

4. POSSESSION.

         (a) If the Landlord, for any reason whatsoever cannot deliver possession of the Said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiation date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord deliver possession.

         (b) In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease including but not limited to the obligation to pay all rentals and charges. Said early possession shall not advance the termination date herein above provided.

5. RENT. Tenant agrees to pay to Landlord as minimum rental, without prior notice or demand, for the Premises the sum of: 1 yr. $2,310.00/mo. 2 yr. $2,402.40/mo. 3 yr. $2,499.42/mo. 4 yr. $2,598.75/mo. 5 yr. $2,703.70/mo on or
before the first day of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one
(1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. All rent shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Two Thousand Seven Hundred Three Dollars and Seventy Cents ($2,703.70)said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is to used or applied. Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to the Tenant (or, at Landlord's option, to the last valid assignee of Tenant's interest hereunder) at the expiration of the Lease term.

7. OPERATING EXPENSE CONTRIBUTIONS:

         (a) For purposes of this Article, the following terms have the following definitions:

         (i) "Expense Stop" shall mean the actual operating expenses per usable square foot incurred for the calendar year of 1999.

         (ii) "Direct Expenses" shall mean all Direct Expenses and costs of operation and maintenance of the Project, as determined in accordance with standard accounting practices, including, without limitation, real property taxes and assessments of every kind and nature (whether general or special, anticipated or unanticipated) rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both), water and sewer charges, insurance premiums, utilities, janitorial services, labor, costs of management of the Project, air conditioning and heating, elevator maintenance, supplies, materials, equipment, tools, and costs of maintaining and repairing all parking and common areas, except that Direct Expenses shall not include depreciation of the Project, or real estate broker's commissions.

         (b) Tenant shall pay to Landlord, as additional rent, the amount calculated by subtracting the Expense Stop from the quotient of the Direct Expenses incurred during each calendar year divided by the total number of net useable square feet of space in the Project (excluding any storage space) and multiplying the difference so obtained by the number of square feet of net useable area in the Premises. The additional rent for any fractional calendar year of the term of this Lease shall be calculated by determining the additional rent for such calendar year and prorating it over the fractional calendar year of the term hereof.

         (c) On or before the first day of the term of this Lease and the first day of each calendar year thereafter, Landlord shall endeavor to give Tenant a Direct Expense budget for such calendar year. Failure of Landlord to give Tenant such a budget shall not constitute a waiver of Landlord's right to collect additional rent or to provide such a budget at a later date. The Direct Expense budget shall show the amount of Direct Expenses expected to be incurred during the applicable calendar year and the portion thereof that Tenant must pay to Landlord. Such portion shall be divided into equal monthly installments, which shall be paid by Tenant concurrently with payments of rent reserved under
Article 5 hereof, except that Tenant's share of one-time special assessments levied against the Project may be required to be paid to Landlord in one lump sum at the time when the payment is due to the assessing entity.

         (d) Within thirty (30) days after the end of each calendar year, Landlord shall give Tenant a statement showing actual Direct Expenses incurred during such year and Tenant's share thereof. The amount of any overpayment shall be credited toward the monthly payment(s) next coming due, and the amount of any deficiency shall be immediately due to Landlord. Tenant's obligation to pay any deficiency shall survive the termination of this Lease and vacation of the Premises by Tenant; and Landlord may withhold all or any portion of Tenant's security deposit until payment has been made by Tenant. Landlord's duty to refund any overpayment likewise shall survive the termination of this Lease and vacation of the Premises by Tenant, and Landlord shall promptly rebate any such overpayment after the end of the calendar year to which it is allocated.

         (e)If, during any calendar year, less than 100% of the net useable area of the Project was occupied by tenants making full utilization of such area, then Direct Expenses for such year shall be deemed increased to the sum which would have reasonably been incurred for such 100% occupation and full utilization.

8. USE. Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering said Project or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or insure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant will not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, related to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's Improvements or acts. The judgement of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof without the written consent of the Landlord first hand and obtained and any alterations, additions or improvements to or of said Premises including, but not limited to, wall coverings, carpeting, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord which may be given at Landlord's sole discretion, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by such Tenant.

11. REPAIRS

         (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this term hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

         (b) Notwithstanding the foregoing provisions of this Article 1 1, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure materially and adversely affects Tenant's possession and shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, therein. Tenant waives the right to terminate this Lease in the event of any failure to make repairs or maintenance and the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of, any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, the Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one half (1-1/2) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics and materialmen's liens and to insure completion of the work.

13. ASSIGNING, MORTGAGING, SUBLETTING.

         (a) The tenant shall not transfer, assign, sublet, enter into license or concession agreements, change ownership or hypothecate this Lease or the Tenant's interest in and to the Premises nor permit the occupancy or use of any part thereof by another, without first procuring the written consent of the Landlord. Any assignment, mortgage, pledge, hypothecation, encumbrance subletting or license of this Lease, the leasehold estate hereby created, or the Premises or any portion thereof, either voluntary or involuntary whether by operation or law or otherwise, without the prior written consent of Landlord first had and obtained, shall be null and void and shall at the option of the Landlord terminate this Lease.

         (b) Without in any way limiting Landlord's right to refuse such consent, for any other reasons, Landlord reserves the right to refuse to give such consent unless Tenant remains fully liable during the unexpired term of the Lease and Landlord further reserves the right to refuse to give such consent if in Landlord's sole discretion and opinion the quality of tenancy in the project is or may be in any way adversely affected during the term of the Lease for the financial worth of the proposed new tenant is less than that of the Tenant executing this Lease. Landlord may condition its consent to any assignment or subletting (i) upon Tenant's agreement to termination of this lease and simultaneous creation of a new lease between landlord and the proposed successor at them prevailing rents, and upon Tenant's giving its unconditional guaranty of such new lease, in form and substance satisfactory to counsel for Landlord, with the understanding that should the Term be longer or the rent higher under such new lease, Tenant's said guaranty shall cover only the breadth of its obligations under this lease, or (ii) upon Tenant's agreement simultaneously with the execution of any sublease approved by Landlord, to name Landlord its agent for purposes of collection of rent from the sublease under any such sublease (in order to enable Landlord to maintain its collection and other relationships). Tenant agrees to reimburse Landlord for Landlord's reasonable attorney fees and other costs incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises.

         (c) Each transfer assignment, subletting, license, concession agreement and hypothecation to which there has been consent shall be by an instrument in writing in form satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionaire or mortgagee in each instance, -as the case may be; and each transferee, assignee, sublessee, concessionaire or mortgagee shall agree in writing for the benefit of the Landlord herein to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by the Tenant. One (1) executed copy of such written instrument shall be delivered to the Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of this Article 13 shall operate to prevent any such transfer, assignment, subletting, license, concession agreement or hypothecation from becoming effective.

         (d) Notwithstanding anything to the contrary in the foregoing provisions, Tenant shall be entitled to assign and transfer this lease to any corporation or affiliated firm owned or controlled by Tenant, or to the surviving corporation in the event of a consolidation or merger to which Tenant shall be a party; however, that such subsidiary, affiliated firm or surviving corporation shall in writing expressly assume all of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed; and provided, further, that no such assignment or transfer shall act as a release of Tenant from any of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed. In the event Tenant is a corporation, unincorporated association or a partnership, the transfer, assignment or hypothecation of any stock or Interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) shall be deemed an assignment for purposes of this Article 13.

14. HOLD HARMLESS

         (a)Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building or the Project, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any offer, agent, employee, guest, or invitee of Tenant, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord or Landlord shall have the right to retain its own counsel to defend any action at the cost of Tenant. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

         (b) Landlord or its agent's shall not be liable for any damage to property entrusted to employees of the Project, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or the Project, or from the pipes, appliances or plumbing works therein or from the roof, street, or subsurface or from any other place resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant nor shall Landlord be liable for any latent defect in the Premises, the Building or the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises, the Project or of defects therein or in the fixtures or equipment.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive the irrespective rights of recovery against each other for any loss insured by extended coverage and other property insurance policies existing for the benefit of the respective parties.

16.LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises, and all area appurtenant thereto. Such insurance shall be combined single limit liability and shall be in the amount of not less than $1,000,000.00 for injury or death in any one accident or occurrence. The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fall to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of tenant. Insurance required hereunder shall be in companies rated AXV or better in "Best's Insurance Guide, "Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

17. UTILITIES AND SERVICE

         (a)During the term of this Lease, landlord agrees to cause to be furnished to the Premises during customary business hours and during generally recognized business days, in such manner as is customary in similar buildings in the same geographical areas, as determined by Landlord and by the Rules and Regulations, the following utilities and services (the cost of which shall be included within Operating Expenses):

         (i)      Electricity, water, gas and sewer service.

         (ii) Telephone connection to the core space on the floor on which the Premises are located, but not including wiring from the core, telephone stations and equipment (it being expressly understood and agreed that Tenant shall be responsible for the ordering and installation of telephone lines and equipment which pertain to the Premises).

         (iii) Heat and air conditioning to such extent and to such levels as, in Landlord's sole judgment, are reasonably required for the comfortable use and occupancy of the Premises, subject however to any limitations imposed by any government agency. The parties hereto agree and understand that such heat and air conditioning will be provided Monday through Friday from 8:00 am to 6:00 pm and Saturday from 8:00 am to 12:00 noon only. No heat or air conditioning shall be provided on holidays. At Tenant's request and upon Landlord's approval, which may be withheld for any reason or for no reason, Landlord shall furnish heat and air conditioning services at other times as requested by Landlord as Additional Rent, notwithstanding the fact that such services may also benefit portions of the Building other than the Premises.

         (iv)     Snow and trash removal service.

         (v)      Landscaping and grounds keeping service.

         (b) Tenant shall arrange and pay for, prior to delinquency, the entire cost and expense of all wiring for the core of the floor on which the Premises are located, telephone stations, equipment and use charges and all other materials and services not expressly required to be provided and paid for by Landlord pursuant to the provisions hereof.

         (c) Tenant will not, without the prior written consent of Landlord, (i) use any apparatus or device on the Premises which will in any way or to any extent cause consumption of electricity or water greater than is customary for general office tenants or (ii) connect any apparatus or device with electrical current or water pipes, for the purpose of using electricity or water, except through existing electrical outlets or water pipes, as the case may be, in the Premises. Without limiting the generality of the foregoing, Landlord shall provide heating and air conditioning based upon the following parameters within each and every walled-off area in the Premises: (i) such space will be occupied by not more than one (1) person for each 150 square feet of useable area; (ii) lighting in such space will generate not more than two (2) watts per square foot of useable area; and (iii) all other electricity consuming equipment in such space will generate not more than one (1) watt per square foot of useable area. Tenant warrants that it intends to install the heat generating equipment specifically set forth on the attachment to the work letter entered into between Landlord and Tenant. Tenant shall notify only Landlord of any deletion to or substitution of equipment listed thereon.

         (d) If Tenant requires water or electricity in excess of that usually furnished or supplied for the use designated in Section 7.1 above, or desires to use a computer on the Premises, Tenant shall first procure the written consent of Landlord for the use thereof, which consent Landlord may refuse in its sole discretion, and landlord may cause a water or electric meter, as the case may be, to be installed in the Premises in order to measure the amount of water and electricity consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid promptly by Tenant and Tenant agrees to pay Landlord promptly upon demand therefore for all such water and electricity consumed as shown by said meters at the rates charged for such services by the local public utility furnishing the same, as the case may be, plus any additional expenses incurred in keeping account of the water and electricity so consumed.

         (e) If heat generating machines or devices are used in the Premises which affect the temperature other-wise maintained by the air-conditioning system, Landlord reserves the right to install additional or supplementary air-conditioning units for the Premises, and the entire cost of installing, operating, maintaining and repairing the same shall be paid by Tenant to Landlord promptly upon demand therefore by Landlord.

         (f) Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease, to effectuate any abatement or reduction of rent or to collect any damages by reason of Landlord's failure to provide or furnish any of the utilities or services set forth in hereof, if such failure was occasioned by any strike or labor controversy, any act or default of Tenant, the inability of Landlord to obtain services from the company supplying the same or any cause beyond the reasonable control of Landlord; provided, however, that if such delay or service interruption continues for a period in excess of thirty (30) consecutive days and such delay or interruption renders the Premises or any portion thereof untenantable for Tenant's normal business operations, the rent shall thereafter be abated in proportion to the unusable portion of the Premises. In no event shall Landlord be liable for loss or injury to persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord.

18. PROPERTY TAXES. Tenant shall pay or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises-, except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes as applicable to Tenant's property.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenant or occupants. Violations by Tenant of said rules shall constitute a default under this Lease.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental of one-hundred-twenty-five percent (125%) of the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have, the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem property to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by said means or otherwise, shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. RECONSTRUCTION.

         (a) In the event the Premises or the Build of which the Premises or a part are damaged by fire or other perils covered by extended coverage insurance, and the Landlord receives sufficient proceeds to cover the cost of replacing the damage and said proceeds are made available by Landlords Mortgagee then the Landlord agrees to forthwith repair the same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or his employees, there shall be no abatement of rent.

         (b) Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article either destroys twenty-five percent (25%) of the building or occurs during the last twelve (12) months of the term of this Lease or any extension thereof, and under either of such circumstances, Landlord shall have the right to terminate this Lease without liability on its part.

         (c)Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant. The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises. Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

         (a) The vacating or abandonment of the Premises by Tenant.

         (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder within period of five (5) days after the same is due and payable.

         (c) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23(b) above, where such failure shall continue for a period of ten (10) days after written notice thereof has been mailed to Tenant by Landlord, provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion.

         (d) The making by Tenant of an general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days, or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attached, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

         (e) The failure of the Tenant to keep the property free of liens as required under Article 12 of this Lease.

24. REMEDIES IN DEFAULT. In the event of any default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

         (a) Landlord may elect to re-enter, as herein provided, or take possession pursuant to legal proceedings or pursuant to any notice provided for by law, or it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees, and to costs of such alterations and repair, third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly or at such greater intervals as Landlord may see fit; or Landlord may institute action for the whole of such deficiency shall be calculated and paid monthly or at such greater intervals as Landlord may see fit; or Landlord may institute action for the whole of such embrace the whole unexpired portion of the term hereof. No such re-entry or taking possession of said Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant, or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased Premises and reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant.

         (b) In the event Landlord or a receiver or trustee should take possession of the leased Premises at the instance of Landlord in any action against Tenant or otherwise, the Landlord, receiver or trustee may collect the rents and profits from the leased Premises or the business of Tenant and may conduct the business of Tenant on the leased Premises; and all property of Tenant placed on the Premises may be taken, possessed and used by the Landlord or receiver or trustee, as the case may be, in conducting the business of Tenant, without compensation to the Tenant, and may be let with the Premises upon any reletting provided for in this Lease, and may be taken, possessed and used by the substitute tenant in the conduct of the substitute tenant's business, without compensation to the Tenant and without constituting an eviction of Tenant from the leased Premises or any part thereof. Said right of taking, using and letting shall apply to any of said property which may be subject to a lease or to a conditional sale contract, lease contract, reserved or security title, chattel mortgage or other security document, instrument or agreement to secure the balance of the purchase price thereof, or other obligation of Tenant. The Landlord or receiver or trustee shall be subrogated to all rights of Tenant in the Premises and shall have the right to make such payments as may be required to prevent repossession or foreclosure or the exercise of any remedy by the obligee under any such lease or security document, instrument or agreement; and the amount so paid, with interest therein, shall be added to the sum due from Tenant to Landlord.

         (c) Each of the foregoing remedies may be exercised jointly or severally with any of the remedies provided by this Lease or by law, at the option of the Landlord or trustees; and any remedy elected may be abandoned or terminated and may be resumed after such abandonment or termination, at the option of the Landlord or receiver or trustee, as the case may be.

         (d) Tenant hereby agrees to hold Landlord safe and harmless from any claim of any character by any person arising out of or in anywise connected with the entry and the taking possession of the leased Premises and/or said personal property by the Landlord or receiver or trustee, as the case may be.

         (e) In the event Landlord commences any proceeding for nonpayment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate actions brought by the Tenant.

         (f) In case suit shall be brought by any third party for recovery of possession of the leased Premises, for the attachment of rent or any other amount due under the provisions of this Lease, or because of the breech of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established; or should Landlord intervene In any action or proceeding ,wherein Tenant is a party in order to enforce or protect Landlord's interests or rights hereunder. Tenant shall pay to Landlord all expenses incurred therefor, including a reasonable attorney's fee.

         (g) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the leased Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease or otherwise.

         (h) The rights and remedies herein shall set forth and granted to landlord shall be cumulative and in addition to any and all other rights and remedies provided an given to Landlord under the laws of the state where the Premises are located. The use of any one or more of the rights and remedies herein enumerated, as otherwise provided for hereunder, shall not be an election of remedies; nor, in such event, shall Landlord be barred or stopped from using or asserting any other or different or concurrent or cumulative right or remedy at the same or any other or different time or place.

25. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Project shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public us or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably, reduced. If any part of the Project other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this lease and shall be entitled to the entire award as above provided.

26. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten(10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, stating the following:

         (a) Lease date;

         (b) Any amendments or modifications and the respective dates thereof;

         (c) That lease is in full force and effect;

         (d) Date to which rental payments and other charges have been made;

         (e) Amount of monthly rental payments and other charges;

         (f) That there are no uncured defaults and, if there are, what they are;

         (g) The term of the Lease, including the commencement date-,

         (h) No payment of rent has been made more than thirty (30) days in advance of its due date;

         (i) All work required by Landlord has been performed and completed; and

         (j) No amendment, modification or cancellation shall be effective without the prior consent of Landlord's mortgage, if any.

27. PARKING

         (a) The parking areas, or designated portions thereof, shall be available for the use of tenants of the Project and, to the extent designated by Landlord, the employees, agents, customers, and invitees of said tenants and of Landlord, but subject to the Rules, Regulations, charges, and rates as set forth by the Landlord from time to time, provided, however, that Landlord may restrict to certain portions of the parking areas parking for the tenant and other tenants of the Project (including Tenant) and their employees and agents, and may designate other areas to be used at large only by customers and invitees of tenants of the Project.

         (b) Pursuant to such an at-large system, specific c stalls will not be allocated to specific persons or cars, but an area or areas will be designated by Landlord within which authorized cars (selected by Tenant in accordance with rules promulgated by Landlord) will be allowed to park. Such area or areas may, at Landlord's option, be moved from time to time upon written notice to Tenant, within the parking facilities of the Project as now or hereafter constituted. Within such at-large areas Landlord can be satisfactorily serviced. Landlord may, at its option, change form an at-large system to a specific stall or other system, either as to all or a part of the cars for which Tenant (or any other Tenant) enjoys parking rights.

         (c) Notwithstanding anything elsewhere herein contained, Landlord reserves the right from time to time to make reasonable changes in, additions to, and deletions from the parking areas and the purposes to which the same may be devoted, and the use of parking areas shall at all times be subject to such reasonable rules and regulations as may be promulgated by Landlord, provided that Landlord shall not reduce Tenant's parking rights as described in subparagraph (a) above (although it may change the location thereof).

         (d)Landlord, or its agents, (If Landlord has delegated such privileges) shall have the right to cause to be removed any cars of Tenant, it s employees or agents that are parked in violation hereof or In violation of Regulations of the Building, without liability of any kind to Landlord, its agents or employees, and Tenant agrees to hold Landlord harmless from and defend it against any and all claims, losses, or damages asserted or arising in respect to or in connection with the removal owned by its employees and agents who are to have parking privileges hereunder. Lessor may, as part of the regulations promulgated by it for use of the Parking Areas, require that Lessee cause an identification sticker issued by Lessor to be affixed to the bumpers or other designated location of all automobiles of Lessee and its employees or agents who are authorized to park in the Parking Areas.

28. AUTHORITY OF PARTIES

         (a)If a Tenant is a corporation, each individual executing this lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         (b)If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

29. CHANGE OF LOCATION. Without in any way affecting the validity of this Lease, Landlord shall have the following rights and powers, on not less than thirty
(30) days written notice to Tenant.

         (a) To terminate this Lease by tender to Tenant of a sum equal to one-sixth (1/6th) of the total rentals then remaining unpaid under this Lease (exclusive of the term in any unexercised options for renewal), upon which tender and notice Landlord shall be completely relieved and exonerated from any liabilities to Tenant of any kind, and Tenant shall be obligated to remove itself from the Premises and satisfy the obligations of repair and restoration herein provided (as if the termination pursuant to such notice had occurred by unaccelerated expiration of the Term).

         (b)To relocate the Premises and substitutes as the Premises other space within the Building, for all purposes hereunder as though originally leased to Tenant; provided, however (i) that the substituted Premises shall contain an area not less than the square footage contained in the original Premises without any increase in the rent hereunder, (ii) that the power under this subparagraph 29(b) shall be exercisable by Landlord only once during the Term, and (iii) that Landlord shall pay the expenses reasonably, incurred by Tenant as a direct result of such substitution of Premises, including moving expenses, door lettering, and expenses in connection with change of telephone. In the event of such relocation Landlord agrees to provide in the substitute Premises decorations and improvements reasonably equivalent to those which were in the original Premises but which cannot be moved or used in the substitute Premises.

         (c)If Landlord gives notice to Tenant to relocate pursuant to 29(b) above, then Tenant shall have the right and power to terminate this lease, without receiving compensation therefore, by written notice to Landlord given not More than fifteen (15) days after receipt of landlord's notice to relocate, effective at the end of the calendar month next following the month in which Tenant gives notice of such termination.

30. SURRENDER OF PREMISES. Tenant shall, upon expiration of the term hereof, or any earlier termination of this Lease for any cause:

         (a) Surrender to Landlord the leased premises, including, without limitation, all building apparatus, equipment then upon the leased Premises; and all alterations, improvements, and other additions thereto that may have been made or installed by either party to, in, upon or about the leased Premises. If Tenant shall not be then in default, Tenant may remove its trade fixtures, signs and other personal property, but not including ceiling, light fixtures, air conditioning equipment and duct work, floor and wall coverings, doors, windows, window coverings including blinds, and partitions, which items shall remain in the leased Premises and become the property of Landlord without any payment therefore.

         (b) If Tenant shall be then in default, Tenant shall not have the right to remove any of said trade fixtures, signs and other personal property and the same shall remain and become the property of Landlord. Landlord shall have a Landlord's lien against Tenant's property until said default is remedied.

         (c) The leased Premises and all said property (other than the trade fixtures, signs and other personal property which Tenant has the right to remove) shall be surrendered to Landlord by Tenant without any damage, injury, or disturbance thereto, or payment therefore. Tenant, at its expense, shall immediately repair any damage to the leased Premises caused by it vacating the same or be Tenant's removal of such trade fixtures, signs and other personal property, and shall have the premises in a neat and clean condition, free of debris.

         (d) If Tenant fails to remove said trade fixtures, signs and other personal property, which Tenant has a right to remove pursuant hereto, within three (3) days after the termination of the term hereof, or earlier termination of the Lease, Landlord may, at its election"

         (i) consider the same abandoned and retain the same as Landlord's property, or

         (ii) remove and store the same for the account of Tenant and at Tenant's cost and expense.

         (e)Tenant's obligation to observe and perform any of the provisions of this Article shall survive the expiration of the term hereof or earlier termination of this Lease.

31. GENERAL PROVISIONS.

         (a)Plats and Riders. Clauses, Plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

         (b)Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver or such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other then the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach oat the time of the acceptance of such rent.

         (c) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, certified mail, returned receipt requested, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Tenant.

         (d) Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

         (e) Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (f) Time. Time is of the essence of this Lease and each and every provision hereof.

         (g) Successors and Assigns. The covenants and conditions herein continued, subject to the provisions as to assignment, apply to and bind the heirs, successors, personal representatives, administrators and assigns of the parties hereof.

         (h) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof -without the prior written consent of the other party.

         (i)Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all provisions of this Lease.

         (j)Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs no contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord from exercising any of the other rights and remedies granted hereunder.

         (k)Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and not prior agreements or understanding pertaining to any such matters shall be effective for any such matters shall be effective for any purpose. No provisions of this Lease may be amended or added to, except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

         (l) Inability To Perform. This Lease and. the obligation of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so. If such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other causes beyond the reasonable control of the Landlord.

         (m) Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorney in such action or proceeding in such amounts as the court may adjudge reasonable as attorney's fees.

         (n) Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occupancy or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

         (o) Subordination, Attornment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other landing Institutions, now or hereafter in force against the land and Building of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought to foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such and recognize such purchaser as the Landlord under this Lease. The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

         (p)Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by Tenant in the Premises.

         (q)Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

         (r)Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         (s) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

         (t) Signs and Auctions. Tenant shall not place any sign upon the Premises or Buildings or conduct any auction thereon without Landlord's prior written consent.

32.BROKERS. Except as agreed upon in writing by Landlord, Tenant represents, and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease and agrees to indemnify Landlord against and hold it harmless from all liabilities arising form such claim, including any attorney s fees connected therewith. It is understood that Colliers Commerce CRG represents the Landlord in this transaction.

         The parties hereto have executed this Lease on the date first written above.

 COMMERCE CONCEPTS, INC.                      FOURTHWEST ASSOCIATES, L.C.

 By /s/ G. E. Richards                        By  /s/ William K. Martin
   -------------------------------               ---------------------------

 By  George Richards, President               By    Partner
   -------------------------------               ---------------------------
   (TENANT)                                              (LANDLORD)

The undersigned individuals hereby unconditionally guarantee the performance of all of the Tenant's obligations under the foregoing Lease including, without limitation, the payment of all rental money as well as to the other obligations assumed by Tenant to Landlord and agree that said Lease may be modified or extended without the knowledge or consent of the undersigned and without affecting the liability of the undersigned.

                                   EXHIBIT "B"

Landlord shall give Tenant an allowance not to exceed Five Thousand Dollars ($5,000) for completion of the improvements Tenant desires to be performed in the Leased Premises (the "Work"). Tenant shall deliver to Landlord plans and specifications (the "Plans") setting forth the Work. The "Work" shall consist of, but not limited to, improvements such as painting, partitions, light fixtures, wiring, plumbing, HVAC and other similar types of permanent improvements and shall not consist of purchasing movable partitions, furniture or movable personal property for use by Tenant. The Plans shall be subject to Landlord's approval, which will not be unreasonably withheld. Landlord shall review the Plans and notify Tenant of any objections to them within three (3) business days after receipt thereof and Lessee shall revise the Plans accordingly within three (3) business days thereafter. Landlord shall not be liable for any delay in completing the "Work" due to governmental regulation, unusual scarcity or inability to obtain labor or material, labor difficulties, casualty or other causes reasonably beyond Landlord's control. In the event Tenant desires to perform the "Work", prior to commencing same it shall secure all necessary licenses and permits and submit to Landlord, for its approval, a complete list of all contractors, subcontractors and material suppliers who will be performing the "Work" or supplying materials therefor. Lessee shall also deliver to each contractor or subcontractor a policy or policies providing comprehensive general liability insurance, Workers' compensation insurance and property damage insurance, naming the contractor or subcontractor, as applicable, as the insured and the Landlord as an additional insured, all such certificates and insurance to be in a form, amount and substance satisfactory to Landlord. All work performed by Tenant, its contractors and subcontractors shall be performed in a good and workmanlike manner in compliance with all applicable laws, codes and ordinances.

                              COLLIERS COMMERCE CRG

                                SALE AND/OR LEASE

                    HAZARDOUS MATERIALS WARNING & DISCLAIMER

Property:   324 South 400 West

         The real estate salesperson and brokers in this transaction have no expertise with respect to toxic wastes, hazardous materials or undesirable substances. Proper inspection of the Property by qualified experts are an absolute necessity to determine whether or not there are any current or potential toxic wastes, hazardous materials or undesirable substances in or on the Property. The real estate salespersons and brokers in the transaction have not made, nor will make, any representations, either express or implied, regarding the existence or nonexistence of toxic wastes, hazardous materials or undesirable substances in or on the Property. Problems involving toxic wastes, hazardous materials or undesirable substances can be extremely costly to
correct.   It  is   the   responsibility   of   Sellers/Lessors/Sublessors   and
Buyers/Tenants to retain qualified experts to deal with the detection and correction of such matters.

         Various materials utilized in the construction of any improvements to the Property may contain materials that have been or may in the future be determined to be toxic, hazardous, or undesirable and may need to be specially treated, specially handled and/or removed from the Property. For example, some electrical transformers and other electrical components can contain PCBs, and asbestos has been used in a wide variety of building components such as fireproofing, air duct insulation, acoustical tiles, spray-on acoustical materials such as metals, minerals, chemicals, hydrocarbons biological or radioactive materials and other substances which are considered, or in the future may be determined to be, toxic wastes, hazardous materials or undesirable substances. Such substances may be in above and below ground containers on the Property or may be present on or in soils, water, building components or other portions of the property in areas that may or may not be accessible or noticeable.

         Current and future federal, state and local laws and regulations may require the clean-up of such toxic, hazardous or undesirable materials at the expense of those persons who in the past, present or future have had any interest in the Property including, but not limited to, current, past and future owners and users of the Property. Sellers/Lessors/Sublessors and Buyers/Tenants are advised to consult with independent legal counsel of their choice to determine their potential liability with respect to toxic, hazardous, or undesirable materials. Sellers/Lessors/Sublessors and Buyers/Tenants should also consult with such legal counsel to determine what provisions regarding toxic, hazardous or undesirable materials they may wish to include in purchase and sale agreements, leases, options and other legal documentation related to transactions they contemplate entering into with respect to the property.

SELLER/BUYER Fourthwest Associates, LC    BUYER/TENANT Commercial Concepts, Inc.


By /s/ W. K. Martin                       By /s/ G. E. Richards
------------------------------------      -------------------------------------

Title      Partner                        Title     President/CEO
------------------------------------      -------------------------------------

Date      2/22/99                         Date       2/22/99
------------------------------------      -------------------------------------